UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 1, 2015
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Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
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New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 6, 2015, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing, among other things, its results of operations for the first quarter ended March 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto. The information contained under this Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On May 6, 2015, Lincoln Educational Services Corporation (the “Company”), announced that Shaun E. McAlmont is resigning from his position as Chief Executive Officer and as a member of the Board of Directors of the Company effective June 30, 2015. In connection with his resignation, the Company and Mr. McAlmont mutually agreed to terminate his employment agreement, dated as of January 8, 2015, between the Company and Mr. McAlmont, and enter into a Separation and Release Agreement (the “Separation Agreement”), setting forth the terms of Mr. McAlmont’s separation of employment from the Company.

The Separation Agreement provides that Mr. McAlmont’s employment with the Company will terminate as of the close of business on June 30, 2015 and states that, in consideration for a release of claims, the Company will vest 83,916 of his restricted shares. In addition, Mr. McAlmont has agreed to be subject to certain restrictive covenants, which, among other things, prohibit him (i) for a period of 24 months following the Effective Date, without the Company’s prior written consent, from competing against the Company and (ii) for a period of 12 months from the Effective Date, from soliciting employees, consultants, clients or customers of the Company or any of its affiliates or subsidiaries.

Effective July, 1, 2015, Scott M. Shaw will assume the role of Chief Executive Officer of the Company. Mr. Shaw joined Lincoln in 2001 and currently serves as our President and Chief Operating Officer, a position he has held since 2012. Prior to taking this position, Mr. Shaw served as Executive Vice President and Chief Administrative Officer and Senior Vice President of Strategic Planning and Business Development. Prior to joining Lincoln, Mr. Shaw was a partner at Stonington Partners, Inc., where he had been since 1994. As a partner at Stonington, Mr. Shaw was responsible for identifying, evaluating and acquiring companies and then assisting in the oversight of these companies through participation on their boards of directors. In addition, Mr. Shaw worked closely with senior management to develop long-term strategic plans, to evaluate acquisition and new investment opportunities, to assist with refinancing, and to execute on an exit through an IPO or the final sale of the company to another company. Mr. Shaw also served as a consultant to Merrill Lynch Capital Partners Inc., a private investment firm associated with Merrill Lynch & Co., Inc. from 1994 through 2000. Mr. Shaw holds an M.B.A. from the Wharton School of Business and a B.A. from Duke University.

The Company further announced that Alexis P. Michas is resigning from his position as Non-Executive Chairman of the Board effective as of June 30, 2015. Mr. Michas has been a member of the Board of Directors since 1999. There were no disagreements between Mr. Michas and the Company or any officer or director of the Company.

Effective July 1, 2015, J. Barry Morrow will assume the role as Non-Executive Chairman of the Board. Mr. Morrow has served on the Company’s board of directors since 2006. He also serves on the board of Prime Student Lending and as an advisor to Next Generation Insurance. He is the CEO and founder of BK Capital Group since 2006 and, prior to that he served first, as President and Chief Operating Officer of Collegiate Funding Services from 2000 to 2002 and, subsequently as that company's Chief Executive Officer and as a Director from 2002 until 2006 when the company was acquired by JPMorgan Chase. Prior to joining Collegiate Funding Services, Mr. Morrow served with the U.S. Department of Education as the General Manager of Financial Services for the Office of Student Financial Assistance and with SallieMae as Vice President of Regional Operations. Mr. Morrow holds a B.A. from Virginia Tech and an M.A. in public administration from George Washington University. Mr. Morrow has over 30 years’ experience in the education credit industry. His extensive management experience at the U.S. Department of Education, SallieMae and Collegiate Funding Services provides the board with a unique perspective on the issues facing companies in our industry.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 1, 2015, the Company held its Annual Meeting of Shareholders. The following proposals were passed:

1.	Election of the following 10 individuals as directors of the Company for a one-year term, which will expire at the 2016 Annual Meeting of Shareholders.

	Votes For	Votes Withheld	Broker Non-Vote
Alvin O. Austin	12,545,384	3,248,795	3,453,725
Peter S. Burgess	12,545,384	3,248,795	3,453,725
James J. Burke, Jr.	12,983,324	2,810,855	3,453,725
Celia H. Currin	12,545,384	3,248,795	3,453,725
Douglas G. DelGrosso	12,028,647	2,765,532	3,453,725
Ronald E. Harbour	12,028,647	2,765,532	3,453,725
Charles F. Kalmbach	12,491,891	3,302,288	3,453,725
Shaun E. McAlmont	12,528,057	3,266,122	3,453,725
Alexis P. Michas	12,490,791	3,303,388	3,453,725
J. Barry Morrow	12,547,184	3,246,995	3,453,725

2.	Advisory, non-binding “Say-On-Pay” vote to approve the compensation of our named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Vote
14,510,096	1,270,386	13,697	3,453,725

3.	To amend and restate the Company’s 2005 Non-Employee Directors Restricted Stock Plan.

Votes For	Votes Against	Abstain	Broker Non-Vote
14,366,264	1,426,015	1,900	3,453,725

4.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Votes For	Votes Against	Abstained
19,131,620	83,223	33,061

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1            Separation and Release Agreement, dated May 5, 2015 between the Company and  Shaun E. McAlmont.

99.1            Press release of Lincoln Educational Services Corporation dated May 6, 2015 announcing the Company's first quarter results.

99.2            Press release of Lincoln Educational Services Corporation dated May 6, 2015 announcing certain leadership transition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 6, 2015

	By:	/s/ Kenneth M. Swisstack
Name: Kenneth M. Swisstack
Title: General Counsel